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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

          As independent public accountants, we hereby consent to the incorporation of our reports dated February 27, 1998, included in this Form 10-K, into Netrix Corporation's previously filed Registration Statement on Form S-8, File No. 33-52456.



                                                            ARTHUR ANDERSEN LLP

Washington, DC,
March 26, 1998